UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2021

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)

(404) 239-2863 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders of American Virtual Cloud Technologies, Inc. (the “Company”) held on April 5, 2021 (the “Special Meeting”), the Company’s stockholders (1) approved, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying securities issued by the Company in connection with the Company’s acquisition of the Kandy Communications business, in an amount equal to 20% or more of the Company’s common stock outstanding, and (2) approved, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying securities issued or issuable by the Company pursuant to a securities purchase agreement dated December 1, 2020, in an amount equal to 20% or more of the Company’s common stock outstanding. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1: Approval, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying securities issued by the Company in connection with the Company’s acquisition of the Kandy Communications business, in an amount equal to 20% or more of the Company’s common stock outstanding.

Votes For	Votes Against	Abstentions
14,729,518	15,274	6,921

PROPOSAL 2: Approval, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying securities issued or issuable by the Company pursuant to a securities purchase agreement dated December 1, 2020, in an amount equal to 20% or more of the Company’s common stock outstanding.

Votes For	Votes Against	Abstentions
14,729,558	15,274	6,881

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: April 9, 2021